UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported):    May 15, 2002
                                                            -------------


                 Bank of America, National Association (U.S.A.)
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)
            (Originator of the NationsBank Credit Card Master Trust)


          United  States             33-69572               51-0313900
          --------------          -----------          -------------------

          (State  or  other       (Commission          (I.R.S.  Employer
          jurisdiction  of        File Number)         Identification Number)
          incorporation)


                             1825 East Buckeye Road
                             Phoenix, Arizona  85034

                    (Address of principal executive offices)
                    ----------------------------------------


      (Registrant's telephone number, including area code):  (704) 386-1465
                                                             --------------

Item  5.  Other  Events
          -------------
          The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.

Item 7.   Financial Statement, Pro Forma Financial Statements and Exhibits
          ----------------------------------------------------------------


  (c)     Exhibits.

          99A  Monthly  Certificateholder's  Statement  --
               NationsBank  Credit  Card  Master  Trust
               $500,000,000  Class  A  6.0%  Asset  Backed
               Certificates,  Series  1993-2

          99B  Monthly  Certificateholder's  Statement  --
               NationsBank  Credit  Card  Master  Trust
               $31,915,000  Class  B  6.25%  Asset  Backed
               Certificates,  Series  1993-2

          99E  Monthly  CertificateholderStatement  --
               NationsBank  Credit  Card  Master  Trust
               $756,000,000  Class  A  5.29375%  Asset  Backed
               Certificates,  Series  1996-1

          99F  Monthly  CertificateholderStatement  --
               NationsBank  Credit  Card  Master  Trust
               $58,500,000  Class  B  5.42375%  Asset  Backed
               Certificates,  Series  1996-1

                                    SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.




                   Bank of America, National Association (USA)
                   -------------------------------------------
                                  (Registrant)



          Dated:   May  15,  2002
                   --------------



          By:  /s/   R.  Brian  Rozelle
               ------------------------
          Name:      R.  Brian  Rozelle
          Title:     Assistant  Vice  President
                     (Duly  Authorized  Officer)

                                INDEX TO EXHIBITS
                               ------------------

                                                                   Sequentially
Exhibit                                                              Numbered
Number                      Exhibit                                    Page
------                      -------                                ------------


  99A     Monthly  Certificateholder's  Statement  --               Exhibit  99
          NationsBank  Credit  Card  Master  Trust                  A & B
          $500,000,000  Class  A  6.0% Asset Backed                 5-10
          Certificates,  Series  1993-2



  99B     Monthly  Certificateholder's  Statement  --               Exhibit  99
          NationsBank  Credit  Card  Master  Trust                  A & B
          $31,915,000  Class  B  6.25% Asset Backed                 5-10
          Certificates,  Series  1993-2



  99E     Monthly  CertificateholderStatement  --                   Exhibit  99
          NationsBank Credit Card Master Trust                      F, G, & H
          $756,000,000  Class  A  5.29375%  Asset  Backed           11-17
          Certificates,  Series  1996-1



  99F     Monthly  CertificateholderStatement  --                   Exhibit  99
          NationsBank Credit Card Master Trust                      F, G, & H
          $58,500,000  Class  B  5.42375%  Asset  Backed            11-17
          Certificates,  Series  1996-1